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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     December 24, 1997
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                           Commercial Bancshares, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Ohio                        0-27894                  34-1787239
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State or Other Jurisdiction   (Commission File Number)        IRS Employer
     Of Incorporation                                       Identification No.

118 South Sandusky Avenue, Upper Sandusky, Ohio                 43351
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   (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code          (419) 294-5781
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          (Former Name or Former Address, if Changed Since Last Report)












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Item 5 - Other Events

         Commercial Bancshares Inc. (the "Registrant) consummated the transaction involving the sale of assets and assumption of deposit liabilities relating to the Kenton, Ohio branch of the Commercial Savings Bank ("Commercial"), a wholly owned subsidiary of the Registrant. The transaction involved the sale of Commercial's physical branch located at 935 E. Columbus Street, Kenton, Ohio, the sale of fixed assets, and the assumption of deposit liabilities by Liberty National Bank of Ada, Ohio. The consummation of the transaction occurred on December 26, 1997.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Commercial Bancshares, Inc.
                                             ---------------------------
                                                    (Registrant)

Date      December 31, 1997                  /S/ James A. Deer
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                                             James A. Deer, Secretary





























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Item 5 - Other Events

         On December 24, 1997, approval was obtained by Advantage Finance, Inc., a wholly owned subsidiary of Commercial Bancshares, Inc. (the "Registrant"), from the Ohio Department of Commerce, Ohio Division of Financial Institutions, for the issuance of a Certificate of Registration under the Ohio Mortgage Loan Act. Advantage Finance will commence operations as a finance company in 1998 on a date yet to be determined at a location within the City of Marion, Marion County, Ohio. The principal offices of Advantage Finance, Inc. are located at 118 S. Sandusky Avenue, Upper Sandusky, Ohio 43351.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Commercial Bancshares, Inc.
                                             ---------------------------
                                                  (Registrant)

Date       December 31, 1997                 /S/ James A. Deer
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                                             James A. Deer, Secretary